Exhibit 99.1

TILT Extends Maturity Date for Certain Senior Debt Holders and

Announces Agreement in Principle for New Debt Facility

PHOENIX, November 14, 2022 -- TILT Holdings Inc. (“TILT" or the “Company”) (NEO:TILT) (OTCQX: TLLTF), a global provider of cannabis business solutions that include inhalation technologies, cultivation, manufacturing, processing, brand development and retail, has entered into amendments to the senior secured promissory notes held by certain senior debt noteholders totaling US $9.6 million to extend the maturity date from November 14, 2022 to December 31, 2022.

“Today’s announcement extends the maturity date of the senior notes currently outstanding until the end of December, aligning them with the previously announced extension of IIPR’s terms for the sale and leaseback of our White Haven facility,” said Gary Santo, chief executive officer. “As we look to refinance these notes as well as our junior notes maturing in April 2023, I am pleased to say that through a series of on-going discussions with new and existing investors, we have reached an agreement in principle for a new debt arrangement that, when signed and closed, is expected to replace our entire legacy debt structure. The Company expects to enter into a definitive agreement and close by the end of the year.”

Santo added, “Despite challenging sector and macroeconomic conditions, the interest and support received from these investors, together with our business partnership with the team at IIPR, has been humbling and underscores their confidence in our business.”

About TILT

TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers in regulated markets across 37 states in the U.S., as well as Canada, Israel, South America and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing; and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania, Standard Farms Ohio, LLC in Ohio, and its partnership with the Shinnecock Indian Nation in New York. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Instagram: @tiltholdings

Twitter: @TILT_Holdings

Forward-Looking Information

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include, without limitation, the  anticipated  closing  of  the  transaction  to  sell  and leaseback the White Haven, Pennsylvania facility and estimated timing thereof, expectations relating to TILT’s debt refinancing and discussions with the senior note holders and other investors and the agreement in principle,  expectations with respect to the entry into a definitive agreement with such parties and to close by the end of the year, expectations regarding the ability to satisfy short-term maturing debt and to have the capital and foundation to execute on plans,, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that it will be completed on the terms described above and that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, the risk that TILT will not reach a definitive agreement with note holders and investors to satisfy its short-term maturing debt or that such debt refinancing will occur on acceptable terms, or at all, the risk that TILT may not be able to secure additional capital on attractive terms, if at all, and  those risks described under the heading “Risk Factors” in Amendment No. 2 to the Form 10 Registration Statement filed by TILT with the United States Securities and Exchange Commission and on SEDAR at www.sedar.com.

Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications

TILT Holdings Inc.

lricci@tiltholdings.com

Investor Relations Contact:

Sean Mansouri, CFA

Elevate IR

TILT@elevate-ir.com

720.330.2829

Media Contact:

Leland Radovanovic

Trailblaze

TILT@trailblaze.co